Exhibit 10.6

ELECTRA THERAPEUTICS, INC. 2022 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (INSTALLMENT EXERCISE)

The Optionee has been granted the following option to purchase shares of the Common Stock of Electra Therapeutics, Inc. (the “Company”):

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Schedule/Date Exercisable:	This option shall vest and become exercisable with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth below. This option shall vest and become exercisable with respect to an additional «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Vesting Commencement Date:	«VestComDate»

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 9 of the Plan.

By signing below or otherwise accepting this option in a manner acceptable to the Company, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, this Notice of Stock Option Grant, the 2022 Stock Plan and the Stock Option Agreement. Both of the latter documents are attached to, and made a part of, this Notice of Stock Option Grant. Capitalized terms not otherwise defined herein or in the Stock Option Agreement shall have the meanings set forth in the Plan. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	ELECTRA THERAPEUTICS, INC.

By:
Title:

THE OPTION GRANTED PURSUANT TO THE NOTICE OF STOCK OPTION GRANT AND THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

ELECTRA THERAPEUTICS, INC. 2022 STOCK PLAN:

STOCK OPTION AGREEMENT (INSTALLMENT EXERCISE)

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant, this Agreement and the Plan, the Company has granted to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 15 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in or pursuant to this Agreement or the Plan, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice (on a form prescribed by the Company) to the Company pursuant to Section 13(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if requested by the Company, executing and delivering such stockholders agreements as apply to the holders of the Company’s preferred stock (including, without limitation, any right of first refusal and co-sale agreement and/or voting agreement of the Company) and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

(b) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items. The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c) Issuance of Shares. After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing, or electronic notation representing, the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. The Company shall cause any certificates evidencing such Shares to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents or pursuant to a form of electronic funds transfer acceptable to the Company.

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(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Cashless Exercise. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to the preceding sentence shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law. At the discretion of the Board of Directors, all or part of the Purchase Price and any withholding taxes may be paid pursuant to another cashless exercise arrangement established by the Company.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become vested and exercisable before the Optionee’s Service terminated or becomes vested and exercisable as a result of such termination. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee’s Service terminated or becomes vested and exercisable as a result of such termination. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

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(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee’s death or becomes vested and exercisable as a result of the Optionee’s death. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d) Additional Vesting After Termination of Service. The period of time beginning on the date that the Optionee’s Service terminates or the date that the Optionee dies while in Service and ending on the earliest of the occasions determined pursuant to Subsections (b) or (c) above, as applicable, is referred to as the “post-termination exercise period”. To the extent this option is not fully vested and exercisable on the date the Optionee’s Service terminates or the date that the Optionee dies while in Service, the Board of Directors may, during the post-termination exercise period, take action to cause this option to become vested and exercisable (in whole or in part). In no event will this option become vested or exercisable after termination of the Optionee’s Service or death unless the Board of Directors takes affirmative action pursuant to the preceding sentence or unless expressly provided in a written agreement between the Company and the Optionee. In this regard, any provision of this Agreement or another agreement that provides for vesting upon an event (including, without limitation, a change in control) will be deemed to require Service through the occurrence of such event unless the agreement clearly provides otherwise.

(e) Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

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(f) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the vesting schedule set forth in the Notice of Stock Option Grant. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence approved by the Company in writing. Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work when such leave ends.

(g) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions no less favorable to the Optionee than those described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions less favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall

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require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust or other entity established by the Optionee solely for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 7.

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SECTION 8. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. RESTRICTIONS ON TRANSFER OF SHARES.

(a) General Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in the Company’s Bylaws, as may be amended from time to time, in addition to, and not in limitation of, the provisions of Section 7 and 10 of this Agreement. In addition, unless the Stock is readily tradeable on an established securities market, the transfer of any of the Shares acquired pursuant to this Agreement (or any interest therein) shall, at the Company’s request, be conditioned upon (i) effecting such transfer pursuant to a form of stock transfer agreement prescribed by the Company and (ii) payment of a transfer fee not to exceed $5,000.

(b) Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

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(c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the public filing of the registration statement relating to the initial public offering (or commencing on the date of the final prospectus relating to any subsequent offering) as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f) Legends. Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED. SUCH AGREEMENT GRANTS TO THE

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COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH STOCK OPTION AGREEMENT AND SEPARATELY PURSUANT TO THE BYLAWS OF THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH STOCK OPTION AGREEMENT AND BYLAWS TO THE HOLDER HEREOF WITHOUT CHARGE.”

Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(g) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

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SECTION 11. DRAG ALONG RIGHT.

(a) Required Actions. If the Requisite Parties approve a Sale of the Company, then Optionee hereby agrees with respect to all Shares which the Optionee own(s) or over which the Optionee otherwise exercises voting or dispositive authority:

(i) if such Sale of the Company requires stockholder approval under the Certificate, the Bylaws of the Company or any law, rule or regulation applicable to the Company, to vote (in person, by proxy or by action by written consent, as applicable) such Shares in favor of such Sale of the Company (it being understood that, within five (5) days after the delivery of a proxy or consent solicitation statement (or similar document requesting the consent or approval of stockholders) in respect of any Sale of the Company, the Optionee shall duly execute and deliver a proxy or consent, as the case may be, in favor of such Sale of the Company);

(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Optionee as is being sold by the Selling Holders to the person to whom the Selling Holders propose to sell their Shares;

(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(iv) if the consideration for such Shares pursuant to the Sale of the Company includes any securities, accept in lieu thereof an amount of cash equal to the fair value (as determined in good faith by the Company) of such securities to the extent reasonably necessary (as determined in good faith by the Company) to comply with applicable federal and state securities laws;

(v) if the Selling Holders appoint a stockholder representative (the “Stockholder Representative”) for matters affecting the stockholders of the Company under the applicable definitive transaction agreements, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Optionee’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the stockholders;

(vi) to agree to make representations and warranties and to agree to indemnity and other liability obligations in connection with the Sale of the Company on terms and conditions that, taken as a whole, are no less favorable to Optionee than to other holders of Common Stock of the Company; and

(vii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company, as reasonably requested by the Company, including a written consent, release and/or joinder, and to not take any action inconsistent with the Sale of the Company.

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(b) Exceptions. Notwithstanding the foregoing, an Optionee will not be required to comply with Subsection (a) above in connection with any Sale of the Company unless (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock and (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, subject, in each case, to any “rollover” or similar arrangements provided in the definitive documents relating to such Sale of the Company. If the consideration to be paid in exchange for the Shares pursuant to such Sale of the Company includes any securities and due receipt thereof by the Optionee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Optionee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Optionee in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Optionee, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors or the Requisite Parties, as applicable) of the securities which such Optionee would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

SECTION 12. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 9(b) of the Plan.

SECTION 13. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

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(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c). In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee); provided, however, that a modification that is otherwise favorable to the Optionee (for example, providing the Optionee with additional time to exercise this option after termination of employment or providing for additional forms of payment) but causes this option to lose its tax-favored status (for example, as an ISO) shall not require the consent of the Optionee. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(h) Binding Effect on Transferees, Heirs, Successors and Assigns. This Agreement shall be binding upon Optionee’s permitted transferees, heirs, successors and assigns; provided that for any such transfer to be deemed effective, the transferee shall agree on a form prescribed by the Company to be bound by the terms and conditions of this Agreement, including the restrictions on transfer in Section 10 and the drag along right in Section 11. The Company shall not record any transfer of Shares on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection (h).

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SECTION 14. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of First Refusal), 8 (Legality of Initial Issuance), 10 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off) and 11 (Drag Along Right), as well as the following provisions:

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. In addition, if this option is designated as an ISO, the Optionee acknowledges that there is no guarantee that the option in fact qualifies for incentive stock option treatment or that it will continue to qualify for incentive stock option treatment at the time of exercise. In this regard, the Optionee acknowledges that the Company may take actions that will cause the option to cease to be eligible for incentive stock option treatment and that such actions do not require the Optionee’s consent.

(b) Electronic Delivery of Documents. The Optionee acknowledges and agrees that the Company may, in its sole discretion, deliver all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company). The Optionee acknowledges that he or she may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d) Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she shall waive, and shall be deemed to have waived, any rights the Optionee would otherwise have under Section 220 of the Delaware General Corporation Law (or under similar rights pursuant to any other applicable law) to inspect for any purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary of the Company (the “Inspection Rights”).

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The Optionee acknowledges and understands that, but for the waiver made herein, the Optionee would be entitled, upon compliance with the procedures set forth in Section 220 of the Delaware General Corporation Law, to Inspection Rights pursuant thereto, and further acknowledges and agrees that the waiver set forth herein is a knowing and voluntary waiver of such rights, that the Optionee has received sufficient consideration for such waiver and that the Company would not be willing to provide the benefits to the Optionee hereunder without the benefit of such waiver from the Optionee. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have pursuant to any written agreement with the Company.

(e) Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f) Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g) Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i) Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation,

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administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

SECTION 15. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Certificate” shall mean the Company’s amended and restated certificate of incorporation as in effect from time to time.

(d) “Company” shall mean Electra Therapeutics, Inc., a Delaware corporation.

(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Electra Therapeutics, Inc. 2022 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Requisite Parties” shall mean both the Board of Directors and the Selling Holders.

(j) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(k) “Sale of the Company” shall mean: (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), (ii) a sale of all or substantially all of the assets of the Company or (iii) any other transaction that qualifies as a “Liquidation Event” as defined in the Certificate.

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(l) “Selling Holders” shall mean the holders of a majority of the then-outstanding shares of Common Stock (voting together as a single class and on an as-converted basis).

(m) “Service” shall mean service as an Employee, Outside Director or Consultant. In case of any dispute as to whether and when Service has terminated, the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(n) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(o) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

(p) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

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ELECTRA THERAPEUTICS, INC. 2022 STOCK PLAN

NOTICE OF STOCK OPTION GRANT (EARLY EXERCISE)

The Optionee has been granted the following option to purchase shares of the Common Stock of Electra Therapeutics, Inc. (the “Company”):

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Date Exercisable:	This option may be exercised at any time after the Date of Grant for all or any part of the Shares subject to this option.

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:	This option shall vest, and the Right of Repurchase shall lapse, with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth above. This option shall vest, and the Right of Repurchase shall lapse, with respect to an additional «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter.

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 9 of the Plan.

By signing below or otherwise accepting this option in a manner acceptable to the Company, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, this Notice of Stock Option Grant, the 2022 Stock Plan and the Stock Option Agreement. Both of the latter documents are attached to, and made a part of, this Notice of Stock Option Grant. Capitalized terms not otherwise defined herein or in the Stock Option Agreement shall have the meanings set forth in the Plan. Section 15 of the Stock Option Agreement includes important acknowledgements of the Optionee.

OPTIONEE:	ELECTRA THERAPEUTICS, INC.

By:
Title:

THE OPTION GRANTED PURSUANT TO THE NOTICE OF STOCK OPTION GRANT AND THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

ELECTRA THERAPEUTICS, INC. 2022 STOCK PLAN:

STOCK OPTION AGREEMENT (EARLY EXERCISE)

SECTION 1. GRANT OF OPTION.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant, this Agreement and the Plan, the Company has granted to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 16 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant. Shares purchased by exercising this option may be subject to the Right of Repurchase under Section 7.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in or pursuant to this Agreement or the Plan, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice (on a form prescribed by the Company) to the Company pursuant to Section 14(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if requested by the Company, executing and delivering such stockholders agreements as apply to the holders of the Company’s preferred stock (including, without limitation, any right of first refusal and co-sale agreement and/or voting agreement of the Company) and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. In the event of a partial exercise of this option, Shares shall be deemed to have been purchased in the order in which they vest in accordance with the Notice of Stock Option Grant.

(b) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the vesting or transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items. The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c) Issuance of Shares. After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing, or electronic notation representing, the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. In the case of Restricted Shares, the Company shall cause any certificates evidencing such Shares to be deposited in escrow under Section 7(c). In the case of other Shares, the Company shall cause any certificates evidencing such Shares to be delivered to or upon the order of the person exercising this option.

SECTION 5. PAYMENT FOR STOCK.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents or pursuant to a form of electronic funds transfer acceptable to the Company.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

(c) Cashless Exercise. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to the preceding sentence shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law. At the discretion of the Board of Directors, all or part of the Purchase Price and any withholding taxes may be paid pursuant to another cashless exercise arrangement established by the Company.

SECTION 6. TERM AND EXPIRATION.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i) The expiration date determined pursuant to Subsection (a) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become vested before the Optionee’s Service terminated or becomes vested as a result of such termination. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested before the Optionee’s Service terminated or becomes vested as a result of such termination. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (a) above; or

(ii) The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested before the Optionee’s death or becomes vested as a result of the Optionee’s death. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d) Additional Vesting After Termination of Service. The period of time beginning on the date that the Optionee’s Service terminates or the date that the Optionee dies while in Service and ending on the earliest of the occasions determined pursuant to Subsections (b) or (c) above, as applicable, is referred to as the “post-termination exercise period”. To the extent this option is not fully vested on the date the Optionee’s Service terminates or the date that the Optionee dies while in Service, the Board of Directors may, during the post-termination exercise period, take action to cause this option to become vested (in whole or in part). In no event will this option become vested after termination of the Optionee’s Service or death unless the Board of Directors takes affirmative action pursuant to the preceding sentence or unless expressly provided in a written agreement between the Company and the Optionee. In this regard, any provision of this Agreement or another agreement that provides for vesting upon an event (including, without limitation, a change in control) will be deemed to require Service through the occurrence of such event unless the agreement clearly provides otherwise.

(e) Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(f) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the vesting schedule set forth in the Notice of Stock Option Grant. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence approved by the Company in writing. Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work when such leave ends.

(g) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i) More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii) More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii) More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. RIGHT OF REPURCHASE.

(a) Scope of Repurchase Right. Until they vest in accordance with the Notice of Stock Option Grant and Subsection (b) below, the Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Optionee’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Optionee an amount equal to the lower of (i) the Exercise Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b) Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Notice of Stock Option Grant.

(c) Escrow. Upon issuance, any certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Optionee and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) if held in escrow, released to the Optionee upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months).

In any event, all Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Optionee’s Service or (ii) the lapse of the Right of First Refusal.

(d) Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 14(c) that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Optionee in the purchase of the Restricted Shares. If the Restricted Shares being repurchased are represented by certificate(s), any such certificate(s) shall be delivered to the Company. If the Restricted Shares being repurchased are not represented by certificate, the repurchase shall be effected by an appropriate book entry on the stock ledger for the Shares.

(e) Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 7 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 7, whether or not any certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of any transaction described in Section 9(b) of the Plan or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

(g) Transfer of Restricted Shares. The Optionee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. Subject to Section 11(a) below, the Optionee may transfer Restricted Shares to one or more members of the Optionee’s Immediate Family or to a trust or other entity established by the Optionee solely for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(h) Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 7.

SECTION 8. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions no less favorable to the Optionee than those described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions less favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 8 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 8.

(d) Termination of Right of First Refusal. Any other provision of this Section 8 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 8 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust or other entity established by the Optionee solely for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 8, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 8.

SECTION 9. LEGALITY OF INITIAL ISSUANCE.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 10. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 11. RESTRICTIONS ON TRANSFER OF SHARES.

(a) General Restrictions. The Shares acquired under this Agreement shall be subject to the transfer restrictions in the Company’s Bylaws, as may be amended from time to time, in addition to, and not in limitation of, the provisions of Section 8 and 11 of this Agreement. In addition, unless the Stock is readily tradeable on an established securities market, the transfer of any of the Shares acquired pursuant to this Agreement (or any interest therein) shall, at the Company’s request, be conditioned upon (i) effecting such transfer pursuant to a form of stock transfer agreement prescribed by the Company and (ii) payment of a transfer fee not to exceed $5,000.

(b) Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the public filing of the registration statement relating to the initial public offering (or commencing on the date of the final prospectus relating to any subsequent offering) as may be requested by the Company or such underwriter.

In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f) Legends. Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED. SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH STOCK OPTION AGREEMENT AND SEPARATELY PURSUANT TO THE BYLAWS OF THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH STOCK OPTION AGREEMENT AND BYLAWS TO THE HOLDER HEREOF WITHOUT CHARGE.”

Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(g) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 11 shall be conclusive and binding on the Optionee and all other persons.

SECTION 12. DRAG ALONG RIGHT.

(a) Required Actions. If the Requisite Parties approve a Sale of the Company, then Optionee hereby agrees with respect to all Shares which the Optionee own(s) or over which the Optionee otherwise exercises voting or dispositive authority:

(i) if such Sale of the Company requires stockholder approval under the Certificate, the Bylaws of the Company or any law, rule or regulation applicable to the Company, to vote (in person, by proxy or by action by written consent, as applicable) such Shares in favor of such Sale of the Company (it being understood that, within five (5) days after the delivery of a proxy or consent solicitation statement (or similar document requesting the consent or approval of stockholders) in respect of any Sale of the Company, the Optionee shall duly execute and deliver a proxy or consent, as the case may be, in favor of such Sale of the Company);

(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Optionee as is being sold by the Selling Holders to the person to whom the Selling Holders propose to sell their Shares;

(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(iv) if the consideration for such Shares pursuant to the Sale of the Company includes any securities, accept in lieu thereof an amount of cash equal to the fair value (as determined in good faith by the Company) of such securities to the extent reasonably necessary (as determined in good faith by the Company) to comply with applicable federal and state securities laws;

(v) if the Selling Holders appoint a stockholder representative (the “Stockholder Representative”) for matters affecting the stockholders of the Company under the applicable definitive transaction agreements, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Optionee’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the stockholders;

(vi) to agree to make representations and warranties and to agree to indemnity and other liability obligations in connection with the Sale of the Company on terms and conditions that, taken as a whole, are no less favorable to Optionee than to other holders of Common Stock of the Company; and

(vii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company, as reasonably requested by the Company, including a written consent, release and/or joinder, and to not take any action inconsistent with the Sale of the Company.

(b) Exceptions. Notwithstanding the foregoing, an Optionee will not be required to comply with Subsection (a) above in connection with any Sale of the Company unless (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock and (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, subject, in each case, to any “rollover” or similar arrangements provided in the definitive documents relating to such Sale of the Company. If the consideration to be paid in exchange for the Shares pursuant to such Sale of the Company includes any securities and due receipt thereof by the Optionee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Optionee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Optionee in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Optionee, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors or the Requisite Parties, as applicable) of the securities which such Optionee would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

SECTION 13. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 9(b) of the Plan.

SECTION 14. MISCELLANEOUS PROVISIONS.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c). In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee); provided, however, that a modification that is otherwise favorable to the Optionee (for example, providing the Optionee with additional time to exercise this option after termination of employment or providing for additional forms of payment) but causes this option to lose its tax-favored status (for example, as an ISO) shall not require the consent of the Optionee.

No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

(e) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(h) Binding Effect on Transferees, Heirs, Successors and Assigns. This Agreement shall be binding upon Optionee’s permitted transferees, heirs, successors and assigns; provided that for any such transfer to be deemed effective, the transferee shall agree on a form prescribed by the Company to be bound by the terms and conditions of this Agreement, including the restrictions on transfer in Section 11 and the drag along right in Section 12. The Company shall not record any transfer of Shares on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection (h).

SECTION 15. ACKNOWLEDGEMENTS OF THE OPTIONEE.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of Repurchase), 8 (Right of First Refusal), 9 (Legality of Initial Issuance), 11 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off) and 12 (Drag Along Right), as well as the following provisions:

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. In addition, if this option is designated as an ISO, the Optionee acknowledges that there is no guarantee that the option in fact qualifies for incentive stock option treatment or that it will continue to qualify for incentive stock option treatment at the time of exercise. In this regard, the Optionee acknowledges that the Company may take actions that will cause the option to cease to be eligible for incentive stock option treatment and that such actions do not require the Optionee’s consent.

(b) Electronic Delivery of Documents. The Optionee acknowledges and agrees that the Company may, in its sole discretion, deliver all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company). The Optionee acknowledges that he or she may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d) Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she shall waive, and shall be deemed to have waived, any rights the Optionee would otherwise have under Section 220 of the Delaware General Corporation Law (or under similar rights pursuant to any other applicable law) to inspect for any purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary of the Company (the “Inspection Rights”). The Optionee acknowledges and understands that, but for the waiver made herein, the Optionee would be entitled, upon compliance with the procedures set forth in Section 220 of the Delaware General Corporation Law, to Inspection Rights pursuant thereto, and further acknowledges and agrees that the waiver set forth herein is a knowing and voluntary waiver of such rights, that the Optionee has received sufficient consideration for such waiver and that the Company would not be willing to provide the benefits to the Optionee hereunder without the benefit of such waiver from the Optionee. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have pursuant to any written agreement with the Company.

(e) Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f) Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g) Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i) Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

SECTION 16. DEFINITIONS.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Certificate” shall mean the Company’s amended and restated certificate of incorporation as in effect from time to time.

(d) “Company” shall mean Electra Therapeutics, Inc., a Delaware corporation.

(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Electra Therapeutics, Inc. 2022 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Optionee’s Service terminates for any reason, including (without limitation) death or disability.

(j) “Requisite Parties” shall mean both the Board of Directors and the Selling Holders.

(k) “Restricted Share” shall mean a Share that is subject to the Right of Repurchase.

(l) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 8.

(m) “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 7.

(n) “Sale of the Company” shall mean: (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), (ii) a sale of all or substantially all of the assets of the Company or (iii) any other transaction that qualifies as a “Liquidation Event” as defined in the Certificate.

(o) “Selling Holders” shall mean the holders of a majority of the then-outstanding shares of Common Stock (voting together as a single class and on an as-converted basis).

(p) “Service” shall mean service as an Employee, Outside Director or Consultant. In case of any dispute as to whether and when Service has terminated, the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(q) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(r) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 8.

(s) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

ELECTRA THERAPEUTICS, INC. 2022 STOCK PLAN:

SUMMARY OF STOCK GRANT (FOR SERVICES)

The Transferee is acquiring shares of the Common Stock of Electra Therapeutics, Inc. (the “Company”) on the following terms:

Name of Transferee:	«Name»

Total Number of Transferred Shares:	«TotalShares»

Date of Transfer:	«DateTransfer»

Vesting Commencement Date:	«VestComDate»

Vesting Schedule:	«Percent»% of the Transferred Shares shall vest, and the Forfeiture Condition shall lapse with respect to such shares, when the Transferee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth above. An additional «Fraction»% of the Transferred Shares shall vest, and the Forfeiture Condition shall lapse with respect to such shares, when the Transferee completes each month of continuous Service thereafter.

By signing below or otherwise accepting this award in a manner acceptable to the Company, the Transferee and the Company agree that the acquisition of the Transferred Shares is governed by the terms and conditions of this Summary of Stock Grant, the 2022 Stock Plan and the Stock Grant Agreement. Both of these latter documents are attached to, and made a part of, this Summary of Stock Grant. Capitalized terms not otherwise defined herein or in the Stock Grant Agreement shall have the meanings set forth in the Plan.

TRANSFEREE:	ELECTRA THERAPEUTICS, INC.

By:

Email Address:	Title:

Mailing Address:

ELECTRA THERAPEUTICS, INC. 2022 STOCK PLAN:

STOCK GRANT AGREEMENT (FOR SERVICES)

SECTION 1. ACQUISITION OF SHARES.

(a) Transfer. On the terms and conditions set forth in the Summary of Stock Grant, this Agreement and the Plan, the Company agrees to transfer to the Transferee the number of Shares set forth in the Summary of Stock Grant. The transfer shall occur at the offices of the Company on the date of transfer set forth in the Summary of Stock Grant or at such other place and time as the parties may agree.

(b) Consideration. The Transferee and the Company agree that the Transferred Shares are being issued to the Transferee as consideration for a portion of the services performed by the Transferee for the Company. The value of such portion is agreed to be not less than 100% of the Fair Market Value of the Transferred Shares.

(c) Stock Plan and Defined Terms. The transfer of the Transferred Shares is subject to the Plan, a copy of which the Transferee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 12 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. FORFEITURE CONDITION.

(a) Scope of Forfeiture Condition. Until they vest in accordance with Subsection (b) below, the Transferred Shares shall be subject to forfeiture to the Company and shall be referred to as “Restricted Shares.” The Transferee shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. Subject to Section 4(b) below, the Transferee may transfer Restricted Shares to one or more members of the Transferee’s Immediate Family or to a trust or other entity established by the Transferee solely for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Restricted Shares, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(b) Vesting. The Transferred Shares shall vest, and the Forfeiture Condition shall lapse with respect to the Transferred Shares, in accordance with the vesting schedule set forth in the Summary of Stock Grant.

(c) Execution of Forfeiture. The Forfeiture Condition shall be applicable only if the Transferee’s Service terminates for any reason, with or without cause, including (without limitation) death or disability, before all Transferred Shares have become vested. In the event that the Transferee’s Service terminates for any reason, any certificate(s) representing any remaining Restricted Shares shall be delivered to the Company. If the Restricted Shares are not represented by certificate, the forfeiture shall be effected by an appropriate book entry on the stock ledger for the Shares. The Company shall make no payment for Transferred Shares that are forfeited.

(d) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Forfeiture Condition. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares.

(e) Termination of Rights as Stockholder. If Transferred Shares are forfeited in accordance with this Section 2, then the person who is to forfeit such Transferred Shares shall no longer have any rights as a holder of such Transferred Shares. Such Transferred Shares shall be deemed to have been forfeited in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(f) Escrow. Upon issuance, any certificates for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement. Any new, substituted or additional securities or other property described in Subsection (d) above shall immediately be delivered to the Company to be held in escrow, but only to the extent the Transferred Shares are at the time Restricted Shares. All regular cash dividends on Restricted Shares (or other securities at the time held in escrow) shall be paid directly to the Transferee and shall not be held in escrow. Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be (i) surrendered to the Company for forfeiture and cancellation in the event that the Forfeiture Condition or Right of First Refusal applies or (ii) released to the Transferee upon the Transferee’s request to the extent the Transferred Shares are no longer Restricted Shares (but not more frequently than once every six months). In any event, all Transferred Shares that have vested (and any other vested assets and securities attributable thereto) shall be released within 60 days after the earlier of (i) the termination of the Transferee’s Service or (ii) the lapse of the Right of First Refusal.

(g) Part-Time Employment and Leaves of Absence. If the Transferee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Summary of Stock Grant. If the Transferee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the vesting schedule set forth in the Summary of Stock Grant. Except as provided in the preceding sentence, Service shall be deemed to continue while the Transferee is on a bona fide leave of absence approved by the Company in writing. Service shall be deemed to terminate when such leave ends, unless the Transferee immediately returns to active work when such leave ends.

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SECTION 3. RIGHT OF FIRST REFUSAL.

(a) Right of First Refusal. In the event that the Transferee proposes to sell, pledge or otherwise transfer to a third party any Transferred Shares, or any interest in Transferred Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Transferred Shares. If the Transferee desires to transfer Transferred Shares, the Transferee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Transferred Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Subsequent Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Transferee and by the proposed Subsequent Transferee and must constitute a binding commitment of both parties to the transfer of the Transferred Shares. The Company shall have the right to purchase all, and not less than all, of the Transferred Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after receiving the Transfer Notice, the Transferee may, not later than 90 days after the Company received the Transfer Notice, conclude a transfer of the Transferred Shares subject to the Transfer Notice on the terms and conditions no less favorable to the Transferee than those described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Transferee is bound. Any proposed transfer on terms and conditions less favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer by the Transferee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Transferred Shares on the terms set forth in the Transfer Notice within 60 days after the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Transferred Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Transferred Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Transferred Shares subject to this Section 3 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Transferred Shares subject to this Section 3.

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(d) Termination of Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Transferee desires to transfer Transferred Shares, the Company shall have no Right of First Refusal, and the Transferee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Transferee’s Immediate Family or to a trust or other entity established by the Transferee solely for the benefit of the Transferee and/or one or more members of the Transferee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Transferee transfers any Transferred Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Subsequent Transferee to the same extent as to the Transferee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

(a) Transferee Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Transferee hereby represents and warrants to the Company as follows:

(i) The Transferee is acquiring and will hold the Transferred Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Transferee understands that the Transferred Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Transferred Shares must be held indefinitely, unless their sale or other transfer is subsequently registered under the Securities Act or the Transferee obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Transferee further acknowledges and understands that the Company is under no obligation to register the Transferred Shares.

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(iii) The Transferee is aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction,” and that the amount of securities being sold during any three-month period not exceed specified limitations. The Transferee acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied as of the Date of Transfer and that the Company is not required to take action to satisfy any such conditions.

(iv) The Transferee will not sell, transfer or otherwise dispose of the Transferred Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Transferee agrees that he or she will not dispose of the Transferred Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Transferred Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Transferred Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Transferred Shares under applicable state law.

(v) The Transferee has received and has had access to such information as he or she considers necessary or appropriate for deciding whether to invest in the Transferred Shares, and the Transferee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Transferred Shares.

(vi) The Transferee is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Transferee is able, without impairing his or her financial condition, to hold the Transferred Shares for an indefinite period and to suffer a complete loss of his or her investment in the Transferred Shares.

(b) General Restrictions. The Shares acquired pursuant to this Agreement shall be subject to the transfer restrictions in the Company’s Bylaws, as may be amended from time to time, in addition to, and not in limitation of, the provisions of Section 3 and 4 of this Agreement. In addition, unless the Stock is readily tradeable on an established securities market, the transfer of any Shares acquired pursuant to this Agreement (or any interest therein) shall, at the Company’s request, be conditioned upon (i) effecting such transfer pursuant to a form of stock transfer agreement prescribed by the Company and (ii) payment of a transfer fee not to exceed $5,000.

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(c) Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Transferred Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(d) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Transferee or a Subsequent Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Transferred Shares without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the public filing of the registration statement relating to the initial public offering (or commencing on the date of the final prospectus relating to any subsequent offering) as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Transferred Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (d). This Subsection (d) shall not apply to Shares registered in the public offering under the Securities Act.

(e) Rights of the Company. The Company shall not be required to (i) transfer on its books any Transferred Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Transferred Shares, or otherwise to accord voting, dividend or liquidation rights to, any Subsequent Transferee to whom Transferred Shares have been transferred in contravention of this Agreement.

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SECTION 5. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Transferee and the Transferee’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. NO RETENTION RIGHTS.

Nothing in this Agreement or in the Plan shall confer upon the Transferee any right to continue providing services to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Transferee) or of the Transferee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7. TAX ELECTION.

The acquisition of the Transferred Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of transfer set forth in the Summary of Stock Grant. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. The Transferee should consult with his or her tax advisor to determine the tax consequences of acquiring the Transferred Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Transferee acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Transferee requests the Company or its representatives to make this filing on his or her behalf.

SECTION 8. LEGENDS.

Any certificates (or electronic equivalent) evidencing Transferred Shares shall bear the following legends:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK GRANT AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED. SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND IMPOSES CERTAIN FORFEITURE CONDITIONS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH STOCK GRANT AGREEMENT AND SEPARATELY PURSUANT TO THE BYLAWS OF THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH STOCK GRANT AGREEMENT AND BYLAWS TO THE HOLDER HEREOF WITHOUT CHARGE.”

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Any certificates (or electronic equivalent) evidencing the Transferred Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any State in connection with the issuance of the Transferred Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 9. DRAG ALONG RIGHT.

(a) Required Actions. If the Requisite Parties approve a Sale of the Company, then Transferee hereby agrees with respect to all Shares which the Transferee own(s) or over which the Transferee otherwise exercises voting or dispositive authority:

(i) if such Sale of the Company requires stockholder approval under the Certificate, the Bylaws of the Company or any law, rule or regulation applicable to the Company, to vote (in person, by proxy or by action by written consent, as applicable) such Shares in favor of such Sale of the Company (it being understood that, within five (5) days after the delivery of a proxy or consent solicitation statement (or similar document requesting the consent or approval of stockholders) in respect of any Sale of the Company, the Transferee shall duly execute and deliver a proxy or consent, as the case may be, in favor of such Sale of the Company);

(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Transferee as is being sold by the Selling Holders to the person to whom the Selling Holders propose to sell their Shares;

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(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(iv) if the consideration for such Shares pursuant to the Sale of the Company includes any securities, accept in lieu thereof an amount of cash equal to the fair value (as determined in good faith by the Company) of such securities to the extent reasonably necessary (as determined in good faith by the Company) to comply with applicable federal and state securities laws;

(v) if the Selling Holders appoint a stockholder representative (the “Stockholder Representative”) for matters affecting the stockholders of the Company under the applicable definitive transaction agreements, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Transferee’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the stockholders;

(vi) to agree to make representations and warranties and to agree to indemnity and other liability obligations in connection with the Sale of the Company on terms and conditions that, taken as a whole, are no less favorable to Transferee than to other holders of Common Stock of the Company; and

(vii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company, as reasonably requested by the Company, including a written consent, release and/or joinder, and to not take any action inconsistent with the Sale of the Company.

(b) Exceptions. Notwithstanding the foregoing, a Transferee will not be required to comply with Subsection (a) above in connection with any Sale of the Company unless (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock and (ii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, subject, in each case, to any “rollover” or similar arrangements provided in the definitive documents relating to such Sale of the Company. If the consideration to be paid in exchange for the Shares pursuant to such Sale of the Company includes any securities and due receipt thereof by the Transferee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Transferee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Transferee in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Transferee, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors or the Requisite Parties, as applicable) of the securities which such Transferee would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

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SECTION 10. MISCELLANEOUS PROVISIONS.

(a) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions), as such laws are applied to contracts entered into and performed in such State.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Transferee at the address that he or she most recently provided to the Company in accordance with this Subsection (b). In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

(c) Entire Agreement. The Summary of Stock Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Transferee and an authorized officer of the Company (other than the Transferee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision of or of the same condition or provision at another time.

(e) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(f) Binding Effect on Transferees, Heirs, Successors and Assigns. This Agreement shall be binding upon Transferee’s permitted transferees, heirs, successors and assigns; provided that for any such transfer to be deemed effective, the transferee shall agree on a form prescribed by the Company to be bound by the terms and conditions of this Agreement, including the forfeiture condition in Section 2, the right of first refusal in Section 3, the restrictions on transfer in Section 4 and the drag along right in Section 9. The Company shall not record any transfer of Shares on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection (f).

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SECTION 11. ACKNOWLEDGEMENTS OF THE TRANSFEREE.

In addition to the other terms, conditions and restrictions imposed on the Shares acquired pursuant to this Agreement, the Transferee expressly acknowledges being subject to Sections 2 (Forfeiture Condition), 3 (Right of First Refusal), 4 (Other Restrictions on Transfer, including without limitation the Market Stand-Off) and 9 (Drag Along Right), as well as the following provisions:

(a) Electronic Delivery of Documents. The Transferee acknowledges and agrees that the Company may, in its sole discretion, deliver all documents relating to the Company, the Plan or this award and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company). The Transferee acknowledges that he or she may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(b) Tax Consequences and Withholding. The Transferee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Transferee’s tax liabilities. The Transferee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this award or the Transferee’s other compensation. In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Transferee’s participation in the Plan and legally applicable to the Transferee (the “Tax-Related Items”)) as a result of the grant or vesting of the Transferred Shares, the Transferee, as a condition of this award, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items. The Transferee acknowledges that the responsibility for all Tax-Related Items is the Transferee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c) Waiver of Statutory Information Rights. The Transferee acknowledges and agrees that, until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she shall waive, and shall be deemed to have waived, any rights the Transferee would otherwise have under Section 220 of the Delaware General Corporation Law (or under similar rights pursuant to any other applicable law) to inspect for any purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary of the Company (the “Inspection Rights”). The Transferee acknowledges and understands that, but for the waiver made herein, the Transferee would be entitled, upon compliance with the procedures set forth in Section 220 of the Delaware General Corporation Law, to Inspection Rights pursuant thereto, and further acknowledges and agrees that the waiver set forth herein is a knowing and

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voluntary waiver of such rights, that the Transferee has received sufficient consideration for such waiver and that the Company would not be willing to provide the benefits to the Transferee hereunder without the benefit of such waiver from the Transferee. This waiver applies only in the Transferee’s capacity as a stockholder and does not affect any other inspection rights the Transferee may have pursuant to any written agreement with the Company.

(d) Plan Discretionary. The Transferee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Transferee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the transfer of the Transferred Shares does not in any way create any contractual or other right to receive additional awards under the Plan at any time or in any amount and (iv) all determinations with respect to any additional awards, including (without limitation) the times when awards will be granted, the number of Shares offered and the vesting schedule, will be at the sole discretion of the Company.

(e) Termination of Service. The Transferee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(f) Extraordinary Compensation. The value of the Transferred Shares shall be an extraordinary item of compensation outside the scope of the Transferee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(g) Authorization to Disclose. The Transferee hereby authorizes and directs the Transferee’s employer to disclose to the Company or any Subsidiary any information regarding the Transferee’s employment, the nature and amount of the Transferee’s compensation and the fact and conditions of the Transferee’s participation in the Plan, as the Transferee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(h) Personal Data Authorization. The Transferee consents to the collection, use and transfer of personal data as described in this Subsection (h). The Transferee understands and acknowledges that the Company, the Transferee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Transferee for the purpose of managing and administering the Plan, including (without limitation) the Transferee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Transferee’s favor (the “Data”). The Transferee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Transferee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Transferee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Transferee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Transferee’s participation in the Plan, including a transfer to any broker or other third party with whom the Transferee elects to deposit Shares

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acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Transferee’s behalf. The Transferee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (h) by contacting the Company in writing.

SECTION 12. DEFINITIONS.

(a) “Agreement” shall mean this Stock Grant Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Certificate” shall mean the Company’s amended and restated certificate of incorporation, as in effect from time to time.

(d) “Company” shall mean Electra Therapeutics, Inc., a Delaware corporation.

(e) “Forfeiture Condition” shall mean the forfeiture condition described in Section 2.

(f) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(g) “Plan” shall mean the Electra Therapeutics, Inc. 2022 Stock Plan, as amended.

(h) “Requisite Parties” shall mean both the Board of Directors and the Selling Holders.

(i) “Restricted Share” shall mean a Transferred Share that is subject to the Forfeiture Condition.

(j) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(k) “Sale of the Company” shall mean: (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), (ii) a sale of all or substantially all of the assets of the Company or (iii) any other transaction that qualifies as a “Liquidation Event” as defined in the Certificate.

(l) “Selling Holders” shall mean the holders of a majority of the then-outstanding shares of Common Stock (voting together as a single class and on an as-converted basis).

(m) “Service” shall mean service as an Employee, Outside Director or Consultant. In case of any dispute as to whether and when Service has terminated, the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

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(n) “Subsequent Transferee” shall mean any person to whom the Transferee has directly or indirectly transferred any Transferred Shares.

(o) “Transferee” shall mean the individual named in the Summary of Stock Grant.

(p) “Transfer Notice” shall mean the notice of a proposed transfer of Transferred Shares described in Section 3.

(q) “Transferred Shares” shall mean the Shares acquired by the Transferee pursuant to this Agreement.

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